UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2011

Date of Report (Date of the earliest event reported)

Keystone Consolidated Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3919	37-0364250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1740, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(972) 458-0028

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 19, 2011, the Registrant and certain of its subsidiaries entered into Amendment No. 5 to its Loan and Security Agreement dated August 31, 2005, as previously amended (the “Amendment”) with Wells Fargo Capital Finance, LLC.  Among other things, the Amendment modified the terms of such revolving credit facility to exclude cash dividends paid by the Registrant, to the extent funded with proceeds received by the Registrant from the issuance of its equity securities, from the definition of fixed charges for purposes of certain financial covenants contained in the credit facility.

This summary of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which has been filed as Exhibit 4.1 to this Current Report.  The Registrant has no material relationship with the lender other than the amended credit facility described herein.

Item 8.01	Other Events.

Pursuant to Item 8.01 of this current report, the Registrant hereby files the information set forth in its press release issued on May 19, 2011 regarding the Registrant’s intent to commence a distribution of non-transferable subscription rights to the Registrant’s common stockholders (the “Subscription Rights Offering”).  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Subscription Rights Offering, the Company intends to enter into a letter agreement, in substantially the form attached hereto as Exhibit 99.2 (the “Contran Agreement”), with Contran Corporation, a Delaware corporation and the Registrant’s majority stockholder (“Contran”), pursuant to which, among other things, Contran will agree to fully exercise its subscription rights, which means that even if no stockholders other than Contran exercise their subscription rights, the Subscription Rights Offering will nonetheless be fully subscribed.  The Registrant expects to execute the Contran Agreement after the Registrant’s board of directors has determined the per share subscription price in connection with the Subscription Rights Offering but prior to the registration statement relating to the Subscription Rights Offering being declared effective by the Securities and Exchange Commission (“SEC”).

The foregoing summary of the Contran Agreement is qualified in its entirety by reference to the full text of the form of agreement which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale by the Registrant of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.  The Subscription Rights Offering will be made only by means of a prospectus which is a part of such registration statement.  A copy of the preliminary prospectus may be obtained by contacting the Registrant’s investor relations department at (972) 458-0028.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements in this release that are not historical in nature are forward-looking and are not statements of fact.  Forward-looking statements represent the Registrant’s beliefs and assumptions based on currently available information.  In some cases you can identify these forward-looking statements by the use of words such as “believes,” “intends,” “may,” “should,” “could,” “anticipates,” “expected” or comparable terminology, or by discussions of strategies or trends.  Although the Registrant believes the expectations reflected in forward-looking statements are reasonable, it does not know if these expectations will be correct.  Forward-looking statements by their nature involve substantial risks and uncertainties that could significantly impact expected results. Actual future results could differ materially from those predicted. While it is not possible to identify all factors, the Registrant continues to face many risks and uncertainties.  Among the factors that could cause the Registrant’s actual future results to differ materially from those described herein are the risks and uncertainties discussed from time to time in the Registrant’s filings with the SEC including, but not limited to, the following:

•	Future supply and demand for the Registrant’s products (including cyclicality thereof),

•	Customer inventory levels,

•	Changes in raw material and other operating costs (such as ferrous scrap and energy),

•	Availability of raw materials,

•	The possibility of labor disruptions,

•	General global economic and political conditions,

•	Competitive products (including low-priced imports) and substitute products,

•	Customer and competitor strategies,

•	The impact of pricing and production decisions,

•	Environmental matters (such as those requiring emission and discharge standards for existing and new facilities),

•	Government regulations and possible changes therein,

•	Significant increases in the cost of providing medical coverage to employees,

•	The ultimate resolution of pending litigation, U.S. EPA investigations and audits conducted by the Internal Revenue Service,

•	International trade policies of the United States and certain foreign countries,

•	Operating interruptions (including, but not limited to, labor disputes, fires, explosions, supply disruptions, unscheduled or unplanned downtime and transportation interruptions),

•	The Registrant’s ability to renew or refinance credit facilities,

•	The ability of the Registrant’s customers to obtain adequate credit,

•	Any possible future litigation, and

•	Other risks and uncertainties as discussed in the Registrant’s filings with the SEC.

Should one or more of these risks materialize, if the consequences worsen, or if the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected.  The Registrant disclaims any intention or obligation to update or revise any forward-looking statement whether as a result of changes in information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Item No.	Exhibit Index
4.1
Amendment No. 5 to Loan and Security Agreement dated as of May 19, 2011 by and between the Registrant and Wells Fargo Capital Finance, LLC.  (Incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 filed on May 19, 2011).

99.1	Press Release dated May 19, 2011 issued by the Registrant.
99.2
Form of Letter Agreement, by and between the Registrant and Contran Corporation.  (Incorporated by reference to Exhibit 10.7 to the Registrant’s Registration Statement on Form S-1 filed on May 19, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTONE CONSOLIDATED INDUSTRIES, INC.

(Registrant)

By: /s/Bert E. Downing, Jr. Bert E. Downing, Jr. Vice President, Chief Executive Officer, Corporate Controller and Treasurer

Date:  May 19, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
4.1
Amendment No. 5 to Loan and Security Agreement dated as of May 19, 2011 by and between Keystone Consolidated Industries, Inc. and Wells Fargo Capital Finance, LLC.  (Incorporated by reference to Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 filed on May 19, 2011).

99.1	Press Release dated May 19, 2011 issued by Keystone Consolidated Industries, Inc.
99.2
Form of Letter Agreement, by and between Keystone Consolidated Industries, Inc. and Contran Corporation.  (Incorporated by reference to Exhibit 10.7 to the Keystone Consolidated Industries, Inc.’s Registration Statement on Form S-1 filed on May 19, 2011).